Exhibit 10.34
ENDORSEMENT NO. 2
to the
TITLE INSURANCE QUOTA SHARE REINSURANCE CONTRACT
(the “Contract”)
by and among
The Applicable Companies listed in Schedule 1 in relation to the Relevant US State,
(as such Schedule 1 shall be amended from time to time to include additional Applicable
Companies agreed by the Reinsurer and States Title, Inc)
(each an “Applicable Company” and together the “Companies”),
AND
States Title, Inc
(acting as Agent on behalf of the Companies)
AND
SCOR GLOBAL P&C SE – Zurich Branch
General Guisan-Quai 26, 8022 Zurich, Switzerland
(the “Reinsurer”)
(Effective: Date of Policy of first incepting Eligible Policy)
It is hereby noted and mutually agreed that this Endorsement No. 2 shall be made part of the Contract as follows:
1.AGREED PROVISION REGARDING BUSINESS COVERED
1.1Notwithstanding anything in the Contract or any endorsements thereto to the contrary, no Eligible Policy or specially accepted non-Eligible Policy shall be rendered ineligible and no indemnity for any loss or losses thereunder shall be denied based upon the failure of the underlying mortgage loan to meet the eligibility criteria of the applicable investor, government sponsored entity or government agency.
2.GENERAL PROVISIONS
2.1Expressions defined in the Contract and used in this Endorsement have the meaning set out in the Contract.
2.2Expressions not defined in the Contract or this Endorsement but defined by laws, regulations, or rules affecting mortgage loans or real estate transactions shall be interpreted according to such laws, regulations, or rules.
2.3Except as set out in this Endorsement, the Contract shall continue in full force and effect.
2.4This Endorsement will be governed by and construed according to the laws of the State of New York exclusive of that state’s rules with respect to conflicts of laws, however, with respect to credit for reinsurance, the rules of all applicable states will apply.

SIGNING BLOCK
IN WITNESS WHEREOF, each Applicable Company, States Title and the Reinsurer have caused this Endorsement to be executed by their duly authorized representatives:
In San Francisco, California , this 21st day of June     , in the year of 2018
On behalf of
STATES TITLE, INC

By:	Maxwell Simkoff
Signature:	/s/ Maxwell Simkoff
Title:	Chief Executive Officer
In San Francisco, California , this 21st day of June     , in the year of 2018
On behalf of
STATES TITLE INSURANCE COMPANY

By:	Maxwell Simkoff
Signature:	/s/ Maxwell Simkoff
Title:	Chief Executive Officer
In San Francisco, California , this 21st day of June     , in the year of 2018
On behalf of
STATES TITLE INSURANCE COMPANY OF CALIFORNIA

By:	Maxwell Simkoff
Signature:	/s/ Maxwell Simkoff
Title:	Chief Executive Officer
In Zurich, Switzerland, this 22nd day of June     , in the year of 2018
On behalf of
SCOR GLOBAL P&C SE ─ ZURICH BRANCH

By:	Doris Egli
Signature:	/s/ Doris Egli
Title:	Underwriting Manager Credit & Security
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